            THIRD AMENDMENT, CONSENT AND WAIVER TO CREDIT AGREEMENT
            -------------------------------------------------------

          THIRD AMENDMENT, CONSENT AND WAIVER TO CREDIT AGREEMENT (this "Third Amendment"), dated as of January 26, 2001, among SCOTSMAN HOLDINGS, INC., a Delaware corporation ("Holdings"), WILLIAMS SCOTSMAN, INC., a Maryland corporation (the "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below, BANKERS TRUST COMPANY, as Issuing Bank, BT COMMERCIAL CORPORATION, acting as Administrative Agent and Co-Syndication Agent, BANK OF AMERICA BUSINESS CREDIT (f/k/a NationsBank, N.A.), acting as Co-Syndication Agent, and GOLDMAN SACHS CREDIT PARTNERS L.P., acting as Documentation Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, Holdings, the Borrower, the Lenders, the Issuing Bank, the Administrative Agent, the Co-Syndication Agents and the Documentation Agent are parties to a Credit Agreement, dated as of May 22, 1997 and amended and restated as of September 1, 1998, and as further amended, modified and supplemented by a Consent to Credit Agreement dated as of December 4, 1998 (the "First Consent"), a First Amendment to Credit Agreement dated as of July 7, 1999 (the "First Amendment") and a Second Amendment to Credit Agreement dated as of September 15, 1999 (the "Second Amendment") (with the Credit Agreement, as amended and restated as described above, and as further amended, modified and supplemented by the First Consent, the First Amendment and the Second Amendment being herein called the "Existing Credit Agreement" and, as same may be further amended, modified and supplemented from time to time, including pursuant to this Third Amendment, being herein called the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend the Existing Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.   Amendments and Modifications to Existing Credit Agreement Permitting
     --------------------------------------------------------------------
     Additional Revolving Credit Commitments Thereunder.
     --------------------------------------------------

          1. The Issuing Bank and the Lenders agree that, at any time and from time to time from and after the Third Amendment Effective Date (as defined below) and on or prior to March 26, 2001, the Borrower shall have the right (subject to its obtaining the respective Additional Revolving Credit Commitments described below) to increase the Revolving Credit Commitments (each such increased Revolving Credit Commitment an "Additional Revolving Credit Commitment" and collectively, the "Additional Revolving Credit Commitments") under the Credit Agreement by an aggregate amount not to exceed $60,000,000, which Additional Revolving Credit Commitments shall be in addition to the Revolving Credit Commitments as in effect immediately prior to the respective Additional Revolving Credit Commitment Effective Date (as defined below), by notice (each an "Additional Revolving Credit Commitment Notice")
to the Administrative Agent before the date of effectiveness of the respective Additional Revolving Credit Commitment (each such date, an "Additional Revolving Credit Commitment Effective Date"), and, subject to the applicable terms and conditions set forth in the Credit Agreement, the new or existing Lender or Lenders furnishing the respective Additional Revolving Credit Commitments shall make Revolving Loans pursuant to such Additional Revolving Credit Commitments from time to time on and after the respective Additional Revolving Credit Commitment Effective Date and to and excluding the Revolving Credit Expiration Date, provided that:
      --------

          (i) on or prior to the respective Additional Revolving Credit Commitment Effective Date, each of the Borrower, the Administrative Agent, the Issuing Bank and each Lender (which may be an existing Lender or a new Lender) furnishing an Additional Revolving Credit Commitment on such date (each such Lender, an "Additional Revolving Credit Lender") shall have executed and (except for the Administrative Agent) delivered to the Administrative Agent an Additional Revolving Credit Commitment Agreement in the form of Annex I hereto (each, an "Additional Revolving Credit Commitment Agreement"), appropriately completed to the reasonable satisfaction of the Administrative Agent (and with such modifications as may be approved by the Administrative Agent) (with the effectiveness of the Additional Revolving Credit Commitment of such Additional Revolving Credit Lender to occur only upon (A) the delivery of such Additional Revolving Credit Commitment Agreement to the Administrative Agent, (B) the recordation by the Payments Administrator of the Revolving Credit Commitment of such Additional Revolving Credit Lender in the Register (the Payments Administrator hereby agreeing to effect such recordation no later than 5 Business Days after its receipt of a written notification of the Additional Revolving Credit Commitment of such Additional Revolving Credit Lender) and (C) the satisfaction of the other conditions set forth in this
     Section 1 of Part I to the reasonable satisfaction of the Administrative Agent);

          (ii) on or prior to each Additional Revolving Credit Commitment Effective Date, the Borrower shall have, in coordination with the Administrative Agent, either (x) repaid in full all Revolving Loans outstanding on the respective Additional Revolving Credit Commitment Effective Date (although new Revolving Loans may be incurred under the Credit Agreement on the respective Additional Revolving Credit Commitment Effective Date in accordance with the provisions of the Credit Agreement, so that the Lenders participate in each Borrowing of outstanding Revolving Loans pro rata on the basis of their respective Revolving Credit
           --- ----
     Commitments (as in effect on the respective Additional Revolving Credit Commitment Effective Date and after giving effect thereto) as provided in the Credit Agreement), it being understood and agreed that the Borrower shall pay all breakage or similar costs of the type described in Section 4.5(b) of the Credit Agreement incurred by the Lenders in connection with any repayment or reborrowing of Revolving Loan or (y) repaid outstanding Revolving Loans (together with any amounts owing pursuant to Section 4.5(b) of the Credit Agreement with respect thereto) outstanding under the Credit Agreement and/or incurred additional Revolving Loans pursuant to the respective Additional Revolving Credit Commitments so that, after giving effect to such repayments and borrowings, on each respective Additional Revolving Credit Commitment Effective Date the Lenders shall participate in each Borrowing of outstanding Revolving Loans pro rata on the basis of their respective
                                 --------
     Revolving Credit Commitments (as in effect on each respective Additional Revolving Credit Commitment Effective Date and after giving effect thereto), it being understood and agreed that, in the case of this clause
     (y), the Interest Periods applicable to any then outstanding Borrowings which are not repaid in full shall continue in effect until the end thereof and that the Revolving Loans made pursuant to the respective Additional Revolving Credit Commitments shall be added to, and form part of, the various outstanding Borrowings of Revolving Loans which remain in effect and, until the end of each such respective Interest Period, shall bear interest at a rate equal to the then applicable Adjusted Eurodollar Rate for the respective Borrowing to which such Revolving Loans are added plus the relevant Applicable Margin and, thereafter, shall bear interest as otherwise provided in Section 4.1 or 4.2 (as the case may be) of the Credit Agreement;

          (iii) on or prior to the Additional Revolving Credit Commitment Effective Date in respect of the initial provision of Additional Revolving Credit Commitments pursuant to this Section 1 (such date, the "Initial Additional Revolving Credit Commitment Effective Date"), the Borrower shall have delivered or caused to be delivered to the Administrative Agent an opinion, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Borrower reasonably satisfactory to the Administrative Agent and dated such date, covering such matters similar to those set forth in the opinions of counsel delivered to the Administrative Agent on the Restatement Effective Date pursuant to Section 5.1(c) of the Credit Agreement and such other matters as the Administrative Agent may reasonably request;

          (iv) on or prior to the Initial Additional Revolving Credit Commitment Effective Date, the Borrower shall have delivered to the Administrative Agent a certificate executed by each Credit Party party hereto certifying that all necessary authorizations and resolutions have been obtained to permit the Borrower to obtain the maximum amount (i.e., $60,000,000) of Additional Revolving Credit Commitments permitted under this Third Amendment and to incur up to $60,000,000 of Revolving Loans pursuant to such Additional Revolving Credit Commitments, with copies of such authorizations and/or resolutions attached to such certificate;

          (v) on, or within two Business Days after, each Additional Revolving Credit Commitment Effective Date, the Borrower shall (and hereby covenants to) pay to the Administrative Agent for the account of each Additional Revolving Credit Lender that provides an Additional Revolving Credit Commitment on such Additional Revolving Credit Commitment Effective Date a non-refundable cash fee in an amount equal to 1/2 of 1% of the Additional Revolving Credit Commitment of each such Additional Revolving Credit Lender on such Additional Revolving Credit Commitment Effective Date;

          (vi) the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) shall be required with respect to each Lender which furnishes Additional Revolving Credit Commitments, and the assumption of such Additional Revolving Credit Commitments shall otherwise be made in compliance with the relevant requirements set forth in
     Section 11.6(b)(A) of the Credit Agreement with respect to assignments (including, without limitation, (x) the requirement that the respective Person assuming any Additional Revolving Credit Commitments be an Eligible Transferee and (y) compliance with the minimum amounts provided in Section 11.6(b)(A) of the Credit Agreement (or such lesser minimum amount as the Administrative Agent may agree to), but excluding the requirement that the Administrative Agent receive the fees provided in said
     Section 11.6(b)(A)), provided that the consent of the Administrative Agent
                          --------
     shall not be so required if the respective Lender which furnishes Additional Revolving Credit Commitments shall be (A) an existing Lender under the Credit Agreement, (B) the parent company and/or any affiliate of an existing Lender under the Credit Agreement which is at least 50% owned by such existing Lender under the Credit Agreement or its parent company or
     (C) any fund that invests in bank loans and is managed or advised by the same investment advisor of an existing Lender under the Credit Agreement or by an Affiliate of such investment advisor;

          (vii) on the respective Additional Revolving Credit Commitment Effective Date, no Default and no Event of Default is then in existence or would result from the increase to the Revolving Credit Commitments to occur on such date; and

          (viii) as promptly as practicable and in no event later than 60 days following the Third Amendment Effective Date, the Collateral Agent shall have received:

                 (a) fully executed counterparts of amendments (the "Mortgage Amendments"), in form and substance satisfactory to the Agents, to each of the Mortgages, together with evidence that counterparts of each of the Mortgage Amendments have been delivered to the title company insuring the Lien of the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, to effectively maintain a valid and enforceable first priority mortgage lien (subject only to Permitted Encumbrances relating thereto) on the Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors; and

                 (b) endorsements reasonably satisfactory to the Collateral Agent to each Mortgage Policy assuring the Collateral Agent that each Mortgage is a valid and enforceable first priority mortgage lien on the respective Mortgaged Property, free and clear of all defects and encumbrances except Permitted Encumbrances.

Notwithstanding anything to the contrary contained above or elsewhere in this Third Amendment, it is acknowledged and agreed that no Lender shall be required to provide any Additional Revolving Credit Commitments, except to the extent agreed in writing by such Lender with the Borrower (with each Lender being entitled in its sole discretion not to furnish any Additional Revolving Credit Commitments).

It is understood and agreed that, on each Additional Revolving Credit Commitment Effective Date (and after giving effect thereto), the Revolving Credit Commitment of each Lender shall equal (x) in the case of each Lender which did not provide an Additional Revolving Credit Commitment on such Additional Revolving Credit Commitment Effective Date, an amount equal to its Revolving Credit Commitment as in effect immediately prior to the effectiveness of the respective Additional Revolving Credit Commitment Agreement executed on such date, (y) in the case of a Lender which had a Revolving Credit Commitment prior to such Additional Revolving Commitment Effective Date and which provided an Additional Revolving Credit Commitment on such Additional Revolving Commitment Effective Date, an amount equal to the sum of its Revolving Credit Commitment as in effect immediately prior to the effectiveness of the respective Additional Revolving Credit Commitment Agreement executed on such date plus the amount of its Additional Revolving Credit Commitment provided on such date and (z) in the case of any Lender which did not have a Revolving Credit Commitment prior to such Additional Revolving Credit Commitment Effective Date, the amount of its Additional Revolving Credit Commitment provided on such date. Based on the information contained in the respective Additional Revolving Credit Commitment Agreement and consistent with the requirements set forth above, on each Additional Revolving Credit Commitment Effective Date, Schedule I to the Credit Agreement shall be deemed modified to reflect the Revolving Credit Commitments (after giving effect to the Additional Revolving Credit Commitments) on a basis consistent with provisions of the immediately preceding sentence.

In connection with the foregoing, and upon each Additional Revolving Credit Commitment Effective Date:

          (i) each Additional Revolving Credit Lender will, to the extent not already a Lender, become a "Lender" for all purposes of this Credit Agreement and the other Credit Documents with the Loans and a Revolving Credit Commitment as so recorded by the Payments Administrator in the Register;

          (ii) to the extent requested by any Additional Revolving Credit Lender (and, in the case of any such Additional Revolving Credit Lender that is an existing Lender, upon surrender by such Additional Revolving Credit Lender to the Borrower of any Revolving Notes then held by such Additional Revolving Credit Lender (or, if lost, upon the delivery by such Additional Revolving Credit Lender to the Borrower of a standard lost note indemnity)), a new Revolving Note will be issued, at the Borrower's expense, to such Additional Revolving Credit Lender, which Revolving Note shall be in conformity with the requirements of the Credit Agreement and reflect the Revolving Credit Commitment of such Additional Revolving Credit Lender (after giving effect to the provision of any Additional Revolving Loan Commitments by such Additional Revolving Credit Lender on such Additional Revolving Credit Commitment Effective Date);

          (iii) with respect to all outstanding Letters of Credit and all unreimbursed drawings with respect to any Letters of Credit, there shall be an automatic adjustment to the participations by the Lenders in such Letters of Credit and unreimbursed drawings with respect to any Letters of Credit to reflect the new Revolving Credit Proportionate Shares of the Revolving Credit Lenders;

          (iv) the respective Additional Revolving Credit Lender shall be bound by (and entitled to the benefits of) the Lender Intercreditor Agreement in accordance with the terms thereof, unless and to the extent that the Lender Intercreditor Agreement has been terminated in accordance with the terms thereof; and

          (v) the Borrower agrees to indemnify the Payments Administrator from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Payments Administrator in performing its duties under this Third Amendment (and under the Credit Agreement) other than those resulting from the Payments Administrator's willful misconduct or gross negligence.

II.  Other Amendments and Modifications to Credit Agreement.
     ------------------------------------------------------

          1. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition "Permitted Sale-Leaseback Transactions" in its entirety and inserting in lieu thereof the following new definition of "Permitted Sale-Leaseback Transactions":

          Permitted Sale-Leaseback Transactions shall mean the sale and
          -------------------------------------
     leaseback by the Borrower of Rental Equipment so long as (1) such transaction or transactions are consummated prior to May 21, 2002, (2) the structure, terms and conditions and documentation of any such transaction are in form and substance satisfactory to the Administrative Agent and the Required Lenders, (3) with respect to all units of Rental Equipment sold in any such transaction, the Borrower receives cash in an amount equal to not less than the net book value of such units, (4) no unit of Rental Equipment sold pursuant to any such transaction was acquired by the Borrower or any of its Subsidiaries after May 21, 1997 and (5) the Borrower receives no more than $75,000,000 in cash proceeds in connection with all such transactions.

          2. Section 8.9 of the Credit Agreement is hereby amended by deleting the last entry set forth in the table appearing therein and inserting in lieu thereof the following new entry:

                          "Thereafter          1.90".

III. Acknowledgment with respect to Various Credit Documents.
     -------------------------------------------------------

          1. For avoidance of doubt, each Credit Party hereby acknowledges and confirms its due authorization, execution and delivery of all Credit Documents (each Credit Document as amended, modified or supplemented through and including the date hereof), including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

          2. Each Credit Party, by its execution and delivery of a copy of this Third Amendment, hereby consents to the extensions of credit pursuant to the Credit Agreement

(including, without limitation, as amended by this Third Amendment). Each Credit Party further acknowledges and agrees to the provisions of this Third Amendment and hereby agrees for the benefit of the Lenders that all extensions of credit (including as contemplated by this Third Amendment) pursuant to the Credit Agreement (including, without limitation, as amended by this Third Amendment, and as same may be further amended, modified or supplemented from time to time) shall be fully entitled to all benefits of, and shall be fully guaranteed and secured pursuant to and in accordance with the terms of, each of the Credit Documents, as applicable.

          3. Each party hereto hereby ratifies and confirms the provisions of each of the First Consent, the First Amendment and the Second Amendment.

IV.  Miscellaneous.
     -------------

          1. In order to induce the Lenders to enter into this Third Amendment, Holdings and the Borrower hereby represent and warrant that (i) all of the representations, warranties and agreements contained in Article 6 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Third Amendment Effective Date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date, in each case both before and after giving effect to this Third Amendment.

          2. This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Third Amendment shall become effective on the date (the "Third Amendment Effective Date") when Holdings, the Borrower, each Subsidiary Guarantor, the Required Lenders and the Requisite Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) the same to the Administrative Agent at its Notice Office. This Third Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

          6. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                  *    *    *

          IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.


                                        SCOTSMAN HOLDINGS, INC.

                                        By_____________________________
                                          Name:
                                          Title:

                                        WILLIAMS SCOTSMAN, INC.


                                        By_____________________________
                                          Name:
                                          Title:

                                        BANKERS TRUST COMPANY,
                                          as Issuing Bank


                                        By_____________________________
                                          Name:
                                          Title:

                                        BT COMMERCIAL CORPORATION,

                                          Individually and as Administrative
                                          Agent and Co-Syndication Agent


                                        By_____________________________
                                          Name:
                                          Title:

                                   BANK OF AMERICA BUSINESS CREDIT (f/k/a
                                   NationsBank, N.A.)
                                     Individually and as Co-Syndication Agent



                                   By________________________________________
                                     Name:
                                     Title:

                                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                         Individually and as Documentation Agent




                                       By_______________________________________
                                         Name:
                                         Title:

                                         CIT BUSINESS CREDIT (f/k/a The CIT
                                            Group/Business Credit, Inc.)



                                         By________________________________
                                           Name:
                                           Title:

                                             CONGRESS FINANCIAL CORPORATION



                                             By____________________________
                                               Name:
                                               Title:

                                        CRESCENT/MACH I PARTNERS, L.P.

                                        By: TCW Asset Management Company,
                                            its Investment Manager



                                        By______________________________
                                          Name:
                                          Title:

                                             KZH CRESCENT LLC



                                             By:______________________________
                                                Name:
                                                Title:

                                              DIME COMMERCIAL CORP.



                                              By___________________________
                                                Name:
                                                Title:

                                              THE BANK OF NOVA SCOTIA



                                              By: ___________________________
                                                   Name:
                                                   Title:

                                             FLEET CAPITAL CORPORATION



                                             By_____________________________
                                               Name:
                                               Title:

                     IBJ WHITEHALL BANK & TRUST COMPANY
                         (f/k/a IBJ Schroder Business Credit Corporation)



                     By______________________________________________
                       Name:
                       Title:

                                      LASALLE NATIONAL BANK

                                      By__________________________
                                        Name:
                                        Title:

                                      MERCANTILE SAFE DEPOSIT AND TRUST COMPANY

                                      By_______________________________________
                                        Name:
                                        Title:

                                      NATIONAL BANK OF CANADA,
                                        A CANADIAN CHARTERED BANK

                                      By____________________________
                                        Name:
                                        Title:

                                      NATIONAL CITY COMMERICAL FINANCE,
                                        INC.

                                      By______________________________
                                        Name:
                                        Title:

                                      OAK HILL SECURITIES FUND, L.P.

                                      By: Oak Hill Securities GenPar,
                                          L.P. its General Partner

                                      By: Oak Hill Securities MGP,
                                          Inc., its General Partner

                                      By______________________________
                                        Name:
                                        Title:

                                      PNC BANK, NATIONAL ASSOCIATION

                                      By______________________________
                                        Name:
                                        Title:

                                      SUMMIT BUSINESS CAPITAL CORP. (f/k/a
                                        Summit Commercial/Gibraltar Corp.)

                                      By___________________________________
                                        Name:
                                        Title:

                                      TRANSAMERICA BUSINESS CREDIT CORPORATION

                                      By______________________________________
                                        Name:
                                        Title:

                                      UNION BANK OF CALIFORNIA

                                      By___________________
                                        Name:
                                        Title:

                                      SIEMENS BUSINESS CREDIT CORP.

                                      By___________________
                                        Name:
                                        Title:

                                             THE FUJI BANK, LIMITED


                                             By:_________________________
                                                Name:
                                                Title:

                                             TCW LEVERAGED INCOME TRUST II, L.P.


                                             By:_________________________
                                                Name:
                                                Title:

                                             TORONTO DOMINION (TEXAS), INC.


                                             By:_________________________
                                                Name:
                                                Title:

                                             SENECA CBO II, L.P.


                                             By:_________________________
                                                Name:
                                                Title:

                                             PEOPLES BANK


                                             By:_________________________
                                                Name:
                                                Title:

                                             SUTTER CBO 1999-I LTD.



                                             By:_________________________
                                                Name:
                                                Title:

                                             HELLER FINANCIAL INC.



                                             By:_________________________
                                                Name:
                                                Title:

                                             FINOVA CAPITAL CORPORATION


                                             By:_________________________
                                                Name:
                                                Title:

                                             U.S. BANK NATIONAL ASSOCIATION


                                             By:_________________________
                                                Name:
                                                Title:

                                             MOUNTAIN CAPITAL CLO I, LTD.


                                             By:_________________________
                                                Name:
                                                Title:

                                              WELLS FARGO BANK, NA


                                              By:_______________________________
                                                 Name:
                                                 Title:

                                              FIRST DOMINION FUNDING II


                                              By:_______________________________
                                                 Name:
                                                 Title:

Acknowledged and Agreed:

WILLSCOT EQUIPMENT, LLC
  By: Williams Scotsman, Inc., as a Member
SPACE MASTER INTERNATIONAL, INC.
EVERGREEN MOBILE COMPANY


By_______________________________
  Name:
  Title:
  On behalf of each of the above
  Subsidiary Guarantors

                                                                         ANNEX 1
                                                                         -------

                                    FORM OF
                                    -------
               ADDITIONAL REVOLVING CREDIT COMMITMENT AGREEMENT
               ------------------------------------------------

                            [Name(s) of Lender(s)]

                                                                          [Date]

Williams Scotsman, Inc., as Borrower
  under the Credit Agreement referred
  to below
8211 Town Center Drive
Baltimore, Maryland 21236
Attention: John B. Ross

BT Commercial Corporation, as Administrative
  Agent for the Lenders party to the Credit
  Agreement referred to below
14 Wall Street
New York, New York 10005
Attention: Eric S. Miller

Bankers Trust Company, as Issuing
  Lender under the Credit Agreement
  referred to below
130 Liberty Street
New York, New York 10006
Attention: Eric S. Miller

re: Revolving Credit Commitment
    ---------------------------

Ladies and Gentlemen:

              Reference is hereby made to the Credit Agreement, dated as of May 22, 1997 and amended and restated as of September 1, 1998 (as amended, modified or supplemented from time to time, including on the date hereof, the "Credit Agreement"), among Scotsman Holdings, Inc. (as Holdings), Williams Scotsman, Inc. (as Borrower), the financial institutions from time to time party thereto (as Lenders), Bankers Trust Company (as Issuing Bank), BT Commercial Corporation (as Administrative Agent and Co-Syndication Agent), Bank of America Business Credit (f/k/a NationsBank, N.A.) (as Co-Syndication Agent), and Goldman Sachs Credit Partners L.P. (as Documentation Agent). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

                                                                         Annex I
                                                                          Page 2

          Each financial institution (each, an "Additional Revolving Credit Lender") party to this letter agreement (this "Agreement") hereby severally agrees to provide under the Credit Agreement the Revolving Credit Commitment (each, an "Additional Revolving Credit Commitment") set forth opposite its name on Annex I attached hereto. Each Additional Revolving Credit Commitment provided pursuant to this Agreement shall be subject to the terms and conditions set forth in the Credit Agreement.

          Each Additional Revolving Credit Lender and the Borrower acknowledge and agree that (i) the Additional Revolving Credit Commitments provided pursuant to this Agreement shall constitute Revolving Credit Commitments (in the amounts specified in Annex I attached hereto) under, and as defined in, the Credit Agreement and (ii) the maturity date and interest rate applicable to the Revolving Loans to be made pursuant to the Additional Revolving Credit Commitments provided hereby shall be identical to those applicable to the Revolving Loans under the Credit Agreement. Each Additional Revolving Credit Lender and the Borrower further agree that, with respect to the Additional Revolving Credit Commitments provided by it pursuant to this Agreement, such Lender shall receive a non-refundable cash fee in an amount equal to 1/2 of 1% of the Additional Revolving Credit Commitment of each such Additional Revolving Credit Lender, which fee shall be due and payable to such Additional Revolving Credit Lender on (or within two Business Days following) the date on which the Additional Revolving Credit Commitments to be provided pursuant to this Agreement is made.

          Each Additional Revolving Credit Lender party to this Agreement, to the extent that it is not already a Lender under the Credit Agreement, (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent (including the Administrative Agent in its capacity as Payments Administrator and Collateral Agent) to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent, Payments Administrator or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will be a "Lender" for all purposes of the Credit Agreement and the other Credit Documents and perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender and agrees that it will be bound by the terms of the Intercreditor Agreement and the Lender Intercreditor Agreement and (vi) in the case of each such Additional Revolving Credit Lender which is organized under the laws of a jurisdiction outside the United States and is not already a Lender, attaches the forms prescribed by the Internal Revenue Service of the United States, as described in Section 2.9 of the Credit Agreement, certifying as to such Additional Revolving Credit Lender's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Additional Revolving Credit Lender under the Credit Agreement or such other

                                                                         Annex I
                                                                          Page 3

documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

          This Agreement shall become effective as of the date when (i) the Borrower, each Additional Revolving Credit Lender, the Issuing Bank and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) each condition set forth in Section 1 of the Third Amendment to the Credit Agreement, dated as of January __, 2001, shall have been satisfied to the reasonable satisfaction of the Administrative Agent.

          You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on __________ __, 2001. If you do not so accept this Agreement by such time, our Additional Revolving Credit Commitments set forth in this Agreement shall be deemed canceled.

          After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by usage of facsimile transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the applicable requirements for the modification of Credit Documents pursuant to Sections 11.10 and 11.20 of the Credit Agreement.

                                *      *      *

                                                                         Annex I
                                                                          Page 4

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                    Very truly yours,

                                    [NAME OF LENDER(S)]


                                    By:__________________________
                                       Name:
                                       Title:


Agreed to and Accepted
this ___ day of __________, 2001:


WILLIAMS SCOTSMAN, INC.,
  as Borrower


By:_____________________________
   Name:
   Title:


BT COMMERCIAL CORPORATION,
  as Administrative Agent


By:_____________________________
   Name:
   Title:


BANKERS TRUST COMPANY,
  as Issuing Bank


By:_____________________________
   Name:
   Title:

                                                                         Annex I
                                                                          Page 5

                                                                         ANNEX I
                                                                         -------

     1.   Agreement Effective Date: _________, ____ (the "Agreement Effective
          Date")

     2.   Revolving Credit Commitment Amounts (as of the Agreement Effective
          Date)

              Financial Institution           Revolving Credit Commitment
              ---------------------           ---------------------------

                                                    $_____________

                                                    $_____________

                                                    $_____________

                                                    $_____________

                                                    $_____________

                     Total:                         $_____________